UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 3, 2013

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400
McKinney, TX 75069-3257
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
On December 3, 2013, Independent Bank Group, Inc. (“Independent”) issued a press release announcing the closing of the acquisition by Independent of Collin Bank, Plano, Texas.
A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.
The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit 99.1	Press Release issued by Independent Bank Group, Inc. dated December 3, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 3, 2013
INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release issued by Independent Bank Group, Inc. dated December 3, 2013.